Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that Amendment No. 6, dated December 28, 2015 (“Amendment No. 6”), to the Schedule 13D previously filed on January 7, 2010 (the “Original Schedule 13D”) with respect to the Common Stock, par value $.01 per share, of Pilgrim’s Pride Corporation is, and any subsequent amendments to the Original Schedule 13D executed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Securities and Exchange Act of 1934, as amended, and this Agreement shall be included as an Exhibit to Amendment No. 6 and each such subsequent amendment to the Original Schedule 13D. Each of the undersigned agrees to be responsible for the timely filing of any subsequent amendments to the Original Schedule 13D, and for the completeness and accuracy of the information concerning itself contained therein. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of the 28th day of December, 2015.

JBS WISCONSIN PROPERTIES, LLC

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

JBS USA FOOD COMPANY

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

JBS USA FOOD COMPANY HOLDINGS

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

JBS LUXEMBOURG S.À R.L.

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

JBS ANSEMBOURG HOLDING S.À R.L.

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

Page 1 of 5 Pages

JBS USA LUX S.A.

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

JBS USA HOLDING LUX S.À R.L.

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

BURCHER PTY LIMITED

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

JBS HOLDING LUXEMBOURG S.À R.L.

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

JBS GLOBAL LUXEMBOURG S.À R.L.

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

JBS S.A.

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

FB PARTICIPAÇÕES S.A.

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

Page 2 of 5 Pages

J&F INVESTIMENTOS S.A.

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

ZMF FUNDO DE INVESTIMENTO EM PARTICIPAÇÕES

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

ZMF PARTICIPAÇÕES LTDA.

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

JJMB PARTICIPAÇÕES LTDA.

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

VLBM PARTICIPAÇÕES LTDA.

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

VNBM PARTICIPAÇÕES LTDA.

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

VVMB PARTICIPAÇÕES LTDA.

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

Page 3 of 5 Pages

WWMB PARTICIPAÇÕES LTDA.

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

VIVIANNE MENDONÇA BATISTA

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

JOESLEY MENDONÇA BATISTA

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

WESLEY MENDONÇA BATISTA

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

VANESSA MENDONÇA BATISTA

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

VALÉRIA BATISTA MENDONÇA RAMOS

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

FLORA MENDONÇA BATISTA

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

Page 4 of 5 Pages

JOSÉ BATISTA SOBRINHO

By:	/s/ Christopher Gaddis
Name:	Christopher Gaddis
Title:	Attorney in Fact

Page 5 of 5 Pages